United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 29, 2015

Date of Report (Date of earliest event reported)

PHARMACYTE BIOTECH, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-68008	62-1772151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12510 Prosperity Drive, Suite 310 Silver Spring, Maryland	20904-1643
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (917) 595-2850

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01     Change in Registrant’s Certifying Accountant

On October 29, 2015, PharmaCyte Biotech, Inc., a Nevada corporation (“Company”), dismissed Farber Hass Hurley LLP (“FHH”) as its principal accountant and on October 30, 2015 the Company engaged Armanino LLP (“Armanino”) as its principal accountant. The change in accountants was approved by the Company’s Board of Directors and did not result from any dissatisfaction with the quality of professional services rendered by FHH.

FHH’s report on the Company's consolidated financial statements for the fiscal year ended April 30, 2015 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's fiscal year ended April 30, 2015 and the subsequent interim period through October 29, 2015, there were no disagreements with FHH on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to FHH’s satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such period.

During the Company’s fiscal year ended April 30, 2015 and the subsequent interim period through October 29, 2015, there were no “reportable events” (defined below) requiring disclosure pursuant to Item 304(a)(1)(v) of Regulation S-K. As used herein, the term “reportable event” means any of the items listed in paragraphs (a)(1)(v)(A)-(D) of Item 304 of Regulation S-K.

The Company has provided FHH with a copy of the foregoing disclosures and has requested that FHH review such disclosures and provide a letter addressed to the Securities and Exchange Commission (“SEC”) as specified by Item 304(a)(3) of Regulation S-K. Attached as Exhibit 16.1 is a copy of FHH’s letter addressed to the SEC relating to the statements made by the Company in this Current Report on Form 8-K.

During the Company’s fiscal years ended April 30, 2015 and 2014 and the subsequent interim period through October 30, 2015, neither the Company nor anyone on its behalf consulted Armanino regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Armanino concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter of Farber Hass Hurley LLP to the SEC dated October 29, 2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 2, 2015

PHARMACYTE BIOTECH, INC.

By:	/s/ Kenneth L. Waggoner
Kenneth L. Waggoner Chief Executive Officer

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